UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—May 5, 2021
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty Municipal Holdings Inc. 6-7/8% $100,000,000 Quarterly Interest Bonds due 2101 (and the related guarantee of Registrant)		AGO PRB	New York Stock Exchange
Assured Guaranty Municipal Holdings Inc. 6.25% $230,000,000 Quarterly Interest Bonds due 2102 (and the related guarantee of Registrant)		AGO PRE	New York Stock Exchange
Assured Guaranty Municipal Holdings Inc. 5.60% $100,000,000 Quarterly Interest Bonds due 2103 (and the related guarantee of Registrant)		AGO PRF	New York Stock Exchange
Assured Guaranty US Holdings Inc. 5.000% $500,000,000 Senior Notes due 2024 (and the related guarantee of Registrant)		AGO 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting of shareholders on May 5, 2021, pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below:

1.    Election of Directors:

Director Nominees	For	Against	Abstain	Broker Non- Votes
Francisco L. Borges	65,975,597	1,578,618	32,043	3,637,240
G. Lawrence Buhl	65,389,222	2,164,999	32,037	3,637,240
Dominic J. Frederico	66,777,940	776,287	32,031	3,637,240
Bonnie L. Howard	66,939,988	615,188	31,082	3,637,240
Thomas W. Jones	66,183,745	1,370,497	32,016	3,637,240
Patrick W. Kenny	65,518,332	2,035,889	32,037	3,637,240
Alan J. Kreczko	67,365,013	189,209	32,036	3,637,240
Simon W. Leathes	66,934,689	619,538	32,031	3,637,240
Michelle McCloskey	66,932,529	615,905	37,824	3,637,240
Michael T. O'Kane	65,968,368	1,585,853	32,037	3,637,240
Yukiko Omura	66,935,859	619,237	31,162	3,637,240
Lorin P.T. Radtke	66,933,423	620,906	31,929	3,637,240
Courtney C. Shea	66,937,602	618,822	29,834	3,637,240

2.    To approve, on an advisory basis, the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non- Votes
62,391,822	4,958,175	236,261	3,637,240

3.    To appoint PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent auditor for the fiscal year ending December 31, 2021, and to authorize the Board of Directors, acting through its Audit Committee, to set the fees of the independent auditor:

For	Against	Abstain
70,721,262	497,463	4,773

4A.    To authorize the Company to vote for directors of the Company’s subsidiary, Assured Guaranty Re Ltd. (“AG Re”):

Director Nominees	For	Against	Abstain	Broker Non- Votes
Howard W. Albert	67,517,405	31,594	37,259	3,637,240
Robert A. Bailenson	67,515,010	33,989	37,259	3,637,240
Russell B. Brewer II	67,516,240	32,814	37,204	3,637,240
Gary Burnet	67,517,034	32,019	37,205	3,637,240
Ling Chow	67,520,204	29,165	36,889	3,637,240
Stephen Donnarumma	67,517,008	31,990	37,260	3,637,240
Dominic J. Frederico	67,023,729	525,325	37,204	3,637,240
Darrin Futter	67,516,710	32,344	37,204	3,637,240
Walter A. Scott	67,510,995	38,004	37,259	3,637,240

4B.     To authorize the Company to appoint PwC as AG Re’s independent auditor for the fiscal year ending December 31, 2021:

For	Against	Abstain
70,962,468	251,635	9,395

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ Ling Chow
Name: Ling Chow Title: General Counsel
DATE: May 7, 2021

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